                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)                 August 23, 2000



                              NEUROGEN CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                  0-18311            22-2845714
(State or other jurisdiction      (Commission        (IRS Employer
      of incorporation)          File Number)      Identification No.)




35 Northeast Industrial Road, Branford, Connecticut                     06405
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code                (203) 488-8201






None
(Former name or former address, if changed since last report)


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Item 5.  Other Events

     On August 23, 2000, Neurogen Corporation (the "Company") announced that Harry H. Penner, Jr., will step down as President and Chief Executive Officer of the Company. A search has been initiated for a new CEO with a comprehensive scientific background in the pharmaceutical industry. Mr. Penner has stated that he will stay on until the search for a new CEO has been completed.

SAFE HARBOR STATEMENT

     Statements which are not historical facts, including statements about the Company's confidence and strategies, the status of various product development programs, the sufficiency of cash to fund planned operations and the Company's expectations concerning its development compounds, drug discovery technologies, opportunities in the pharmaceutical marketplace and management changes are "forward looking statements" within the meaning of the Private Securities Litigations Reform Act of 1995 that involve risks and uncertainties and are not guarantees of future performance. These risks include, but are not limited to, difficulties or delays in development, testing, regulatory approval, production and marketing of any of the Company's drug candidates, the failure to attract or retain scientific management personnel, any unexpected adverse side effects or inadequate therapeutic efficacy of the Company's drug candidates which could slow or prevent product development efforts, competition within the Company's anticipated product markets, the Company's dependence on corporate partners with respect to research and development funding, regulatory filings and manufacturing and marketing expertise, the uncertainty of product development in the pharmaceutical industry, inability to obtain sufficient funds through future collaborative arrangements, equity or debt financings or other sources to continue the operation of the Company's business, risk that patents and confidentiality agreements will not adequately protect the Company's intellectual property or trade secrets, dependence upon third parties for the manufacture of potential products, inexperience in manufacturing and lack of internal manufacturing capabilities, dependence on third parties to market potential products, lack of sales and marketing capabilities, potential unavailability or inadequacy of medical insurance or other third-party reimbursement for the cost of purchases of the Company's products, and other risks detailed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K for the year ended December 31, 1999, each of which could adversely affect the Company's business and the accuracy of the forward-looking statements contained herein.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    NEUROGEN CORPORATION
                                        ----------------------------------------
                                                       (Registrant)



      August 24, 2000                        /s/ Stephen R. Davis
--------------------------      ------------------------------------------------
         DATE                                Stephen R. Davis
                                Senior Vice President and Chief Business Officer